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                                                                 Exhibit 99.A9.B

                                Exhibit 24(b)(5)

Application for Flexible Payment Variable Accumulation Deferred Annuity Contract
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[JANUS LOGO]

Janus Annuity Application - New York

Janus Annuity-New York Issued by: AUSA Life Insurance Company, Inc.

Please mail application and check payable to:
AUSA Life Insurance Company, Inc. - Attn: Annuity Department -
PO Box 9054 - Clearwater, FL 33758-9054
Questions? Call 1-800-504-4440. Please print or type in black ink.

1. Who is the annuitant on your contract?

                                              [ ]   Male
                                              [ ]   Female

----------------------------------------------------------
Name

----------------------------------------------------------
Address

----------------------------------------------------------
City                                   State      Zip

SOCIAL SECURITY NUMBER/TAXPAYER IDENTIFICATION NUMBER (required)

[ ] [ ] [ ]-[ ] [ ]- [ ] [ ] [ ] [ ]
Annuitant's Social Security Number

----------------------------------------------------------
(           )                          (         )
Daytime phone                          Evening phone

Date of Birth _______/_______/_______   ________
              Month  Day    Year          Age

2. Who is the contract owner? (if other than annuitant)

(If trust, please attach the first and last page of the trust)

                                                 [ ]  Male
                                                 [ ]  Female

----------------------------------------------------------
Name (If trust, include trust agreement date)

----------------------------------------------------------
Address

----------------------------------------------------------
City                                   State      Zip

Social Security Number/Taxpayer Identification Number
(required)

[ ] [ ] [ ]-[ ] [ ]- [ ] [ ] [ ] [ ] OR
Contract owner's Social Security Number

[ ] [ ]-[ ] [ ] [ ] [ ] [ ] [ ] [ ]
Contract owner's Taxpayer Identification Number

(           )                          (         )
----------------------------------------------------------
Daytime phone                          Evening phone

----------------------------------------------------------
Date of birth (mo/day/yr)              Age

3. Who would you like to name as your beneficiary

If more than one primary or contingent beneficiary is designated, proceeds will be divided equally among the survivors within the classification unless otherwise indicated.

(If beneficiary is a trust, please attach a copy of the first and last page of the trust)

PRIMARY BENEFICIARY(IES)

----------------------------------------------------------
Name (If trust, include trust agreement date)

----------------------------------------------------------
% of Account                     Relationship to Annuitant

----------------------------------------------------------
Name

----------------------------------------------------------
% of Account                     Relationship to Annuitant

CONTINGENT BENEFICIARY(IES)

----------------------------------------------------------
Name

----------------------------------------------------------
% of Account                     Relationship to Annuitant

----------------------------------------------------------
Name

----------------------------------------------------------
% of Account                     Relationship to Annuitant

4. Would you like to establish an Individual Retirement Annuity/IRA?

Complete this section only if you wish to establish an Individual

Retirement Annuity. (check only one)
[ ] Transfer IRA
[ ] Rollover IRA
[ ] Direct Rollover

[ ] IRA Contributory - Tax year ______________
[ ] Roth Conversion IRA
[ ] Roth Contributory IRA
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5. How will you pay for your initial purchase?

Please select one or more of the following methods of payment. The minimum initial purchase is $2,500 and is payable by check, by transfer/redemption of money from Janus, or any combination thereof. DO NOT SEND CASH.

[ ] Enclosed is a check in the amount of $    -------------------
    made payable to AUSA LIFE INSURANCE COMPANY, INC.

[ ] Transfer/redeem $ ___________________ from an existing Janus account.
    A completed ASSET EXCHANGE REQUEST FORM must be attached.

[ ] Transfer an existing IRA from another institution. A completed IRA
    FIDUCIARY TRANSFER FORM must be attached.

[ ] Absolute Assignment 1035(a). Please complete Section 7.


6. Which Sub-Account(s) would you like to own?

Please indicate your Sub-Account allocation(s). If systematic exchanges are selected, High-Yield, Flexible Income, or Money Market must be selected here. The minimum initial purchase is $2,500.

                                                        Use whole percentages
                                                          no less than 1%

                                                                          %
83-AGGRESSIVE GROWTH .................................  ------------------
                                                                          %
85-BALANCED ..........................................  ------------------
                                                                          %
92-CAPITAL APPRECIATION ..............................  ------------------
                                                                          %
93-EQUITY INCOME .....................................  ------------------
                                                                          %
96-GLOBAL LIFE SCIENCES ..............................  ------------------
                                                                          %
95-GLOBAL TECHNOLOGY .................................  ------------------
                                                                          %
82-GROWTH ............................................  ------------------
                                                                          %
94-GROWTH AND INCOME .................................  ------------------
                                                                          %
88-INTERNATIONAL GROWTH ..............................  ------------------
                                                                          %
97-STRATEGIC VALUE ...................................  ------------------
                                                                          %
84-WORLDWIDE GROWTH ..................................  ------------------
                                                                          %
86-FLEXIBLE INCOME ...................................  ------------------
                                                                          %
89-MONEY MARKET ......................................  ------------------
                                                                          %
81-FIXED ACCOUNT (see prospectus for restrictions) ...  ------------------
                                                             100%         %
   TOTAL INVESTMENT AMOUNT ...........................  ------------------

7. Will this be a Replacement Annuity?

Will the annuity applied for here replace any life insurance or annuity from this or any other company?

         [ ]  Yes   [ ]  No

If "Yes," give the company name and contract information below and attach Replacement Notice and Absolute Assignment 1035(a) forms as required.

----------------------------------------------------------
Company name

----------------------------------------------------------
Contract number

8. Maturity Date/Annuity Option

The standard MATURITY DATE is the anniversary nearest the annuitant's age 90. The standard ANNUITY OPTION is a variable account life annuity with 120 monthly payments guaranteed. Option to change election is permitted by the contract.

9.

[ ] Check here to receive a copy of the STATEMENT OF ADDITIONAL INFORMATION.

10. What purchase options would you like on your contract?

TELEPHONE PURCHASE PAYMENT [ ] YES    [ ] NO
($100 minimum purchase)
This option will authorize a purchase by telephone directly into my annuity from my bank account.

AUTOMATIC MONTHLY INVESTMENT [ ] YES  [ ] NO

I authorize automatic monthly investments into my annuity directly from my bank account. I have attached my voided, unsigned check from the bank account to be debited. Credit unions and savings accounts may not be eligible. I may notify AUSA Life Insurance Company, Inc. in writing at the Administrative Office address to cancel this authorization at any time. THE SUB-ACCOUNTS THAT WILL BE SET UP WITH THE AUTOMATIC MONTHLY INVESTMENT OPTION ARE THOSE WITH ALLOCATIONS IN SECTION 6.

$
----------------------------------------------------------
Amount ($100 minimum)           Withdrawal date(s)*

*Select any day except the 29th, 30th, 31st of each month. If no date or dollar amount is specified, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment will occur no sooner than two weeks after receipt of this initial investment.

       PLEASE DIRECT ALL INQUIRIES ABOUT JANUS ANNUITY TO 1-800-504-4440.
            MAKE CHECK PAYABLE TO: AUSA LIFE INSURANCE COMPANY, INC.

                                                          Continued on next page
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11. Complete any desired elective features for your contract.

SYSTEMATIC WITHDRAWALS

[ ] Subject to the provisions of the prospectus and this authorization, I request and authorize AUSA Life Insurance Company, Inc. to systematically make withdrawals from the Sub-Accounts shown below and make payment to me unless a different payee is named.

SYSTEMATIC WITHDRAWALS REQUIRE A MINIMUM INITIAL PAYMENT OF $25,000 (FIXED ACCOUNT NOT AVAILABLE).

Beginning date: _______________(month/year)

Day of month: ________________(except the
29th, 30th and 31st)

Amount $ ____________________(minimum
$200 per month)

SUB-ACCOUNT WITHDRAWAL ALLOCATION

Specify the Sub-Account(s) from which withdrawals are to be made and the amount(s).

83-AGGRESSIVE GROWTH .....................   $
                                              -------------------------
85-BALANCED ..............................   $
                                              -------------------------
92-CAPITAL APPRECIATION ..................   $
                                              -------------------------
93-EQUITY INCOME .........................   $
                                              -------------------------
96-GLOBAL LIFE SCIENCES ..................   $
                                              -------------------------
95-GLOBAL TECHNOLOGY .....................   $
                                              -------------------------
82-GROWTH ................................   $
                                              -------------------------
94-GROWTH AND INCOME .....................   $
                                              -------------------------
88-INTERNATIONAL GROWTH ..................   $
                                              -------------------------
97-STRATEGIC VALUE .......................   $
                                              -------------------------
84-WORLDWIDE GROWTH ......................   $
                                              -------------------------
86-FLEXIBLE INCOME .......................   $
                                              -------------------------
89-MONEY MARKET ..........................   $
                                              -------------------------

    TOTAL WITHDRAWAL AMOUNT ..............  $
                                              -------------------------

Amounts received as withdrawals from non-tax qualified annuity contracts prior to the maturity date are first treated as taxable income to the extent of any gain. Additionally, a penalty tax equal to 10% of the amount treated as taxable income will generally be imposed on withdrawals made prior to the owner's age
59 1/2. This authorization applies only to this Janus Annuity Application. A separate authorization must be completed for any additional variable annuity contracts owned. I understand and agree to the terms and conditions as set forth in the current prospectus.

Attach voided check below. (No deposit slips please)

[CHECK GRAPHIC]

ALTERNATE PAYEE DESIGNATION

NOTE: Provide the following information only if the name of the payee differs from the contract owner.
AUSA Life Insurance Company, Inc. is directed to make the monthly systematic withdrawal payments to:

----------------------------------------------------------
Payee's name or bank

----------------------------------------------------------
Address

----------------------------------------------------------
City                                   State      Zip

IF PAYEE IS A BANK ACCOUNT, ATTACH VOIDED CHECK BELOW.

FEDERAL INCOME TAX ELECTION

(THIS SECTION MUST BE COMPLETED IF SYSTEMATIC WITHDRAWALS ARE ELECTED.)

Even if you elect not to have federal income tax withheld, you are liable for payment of federal income tax on the taxable portion of your annuity withdrawal payments. You may also be subject to tax penalties under the estimated tax payment rules if your payment of estimated tax and withholding, if any, is inadequate.

[      ] A  I do not want to have federal income tax withheld from my annuity withdrawal payments.

[      ] B  I wish to have federal income tax withheld from my annuity withdrawal payments. Please withhold ________ % of each payment. (If a withholding percent is not specified, we will withhold 10% of each payment.)

                                                          CONTINUED ON NEXT PAGE
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12. Would you like systematic exchanges?

On the_____day of each month (except the 29th, 30th, or 31st), please transfer...



$           From                                                     $          To                  and  $         To
----------------------------------------------------------------------------------------------------------------------
            Fund name (Flexible Income, Money Market)


$           From                                                     $          To                  and  $         To
----------------------------------------------------------------------------------------------------------------------
            Fund name (Flexible Income, Money Market)


$_________ Total (minimum $100)                                      $_________ Total               and $_________ Total

NOTE: The first transfer will take place the month following the issuance of the contract. I understand that these transfers do not guarantee a profit and do not protect against a loss. I further understand and agree: (1) AUSA Life Insurance Company, Inc. shall not be subjected to any claim, loss, liability, cost or expense if it acts in reliance upon the instructions contained in the authorization; and (2) this authorization shall not affect the allocation of future purchase payments; and (3) once elected, transfers will be processed monthly until the earlier of: (a) the date the entire value of each Sub-Account from which transfers are made is completely depleted; (b) the date AUSA Life Insurance Company, Inc. receives written instructions from me to the administrative office to cancel the monthly transfers; or (c) the date AUSA Life Insurance Company, Inc. discontinues this systemic exchange privilege.

13. Would you like asset rebalancing?

[        ] I request and authorize AUSA Life Insurance Company, Inc. to automatically transfer amounts among the chosen Sub-Accounts (as indicated in section 6) on the frequency selected to maintain a specified percentage allocation among the various Sub-Accounts.

         Frequency: [ ] monthly   [ ] quarterly  [ ] semi-annually [ ] annually

NOTE: AUSA Life Insurance Company, Inc. will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Contract's current allocation schedule. Asset Rebalancing will be processed in the frequency requested until the earlier of; (a) the date AUSA Life Insurance Company, Inc. discontinues this Asset Rebalancing privilege. Asset Rebalancing is not available for any amounts in the Fixed Account. I also understand that if I request any exchange of contract value by written request, it will automatically cancel the Asset Rebalancing allocation I have established.




14. Please read the following information and sign below.



I hereby represent my answers to the above questions are true to the best of my knowledge and belief. I agree that this application shall be part of the annuity contract. I have received and read current prospectuses for the contract and Janus Aspen Series. I UNDERSTAND THAT UNDER THE CONTRACT APPLIED FOR, VALUES MAY INCREASE OR DECREASE DEPENDING UPON INVESTMENT EXPERIENCE. I also state that the contract is in accord with my financial objectives. I understand that each Sub-Account automatically has an exchange privilege with other available Sub-Accounts and the Fixed Account, subject to the restrictions described in the current prospectus, and that all information provided above will apply to any Sub-Account into which shares may be exchanged. Neither AUSA Life Insurance Company, nor Janus Aspen Series, or their respective affiliates, will be liable for any loss, cost or expense for acting on instructions (by telephone or in writing) believed to be genuine and in accordance with the procedures described in the current prospectus.

UNDER PENALTY OF PERJURY, I (THE OWNER) CERTIFY THAT MY TAXPAYER IDENTIFICATION NUMBER IS CORRECT AS IT APPEARS ON THE APPLICATION, AND THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING.

X

-------------------------------------------       ----------------------------
Signature of contract owner    Date               Signed in (state, country)


X

-------------------------------------------
Signature of spouse*           Date

*If you have elected systematic withdrawals under section 11, signature of spouse is required if:

 -contract is a Tax-Qualified Plan.

 -the owner is a resident of a community property state.